Supplement dated November 5, 2021

to the

Prospectuses dated April 30, 2021

for

Commonwealth Annuity Advantage Variable Annuity

ExecAnnuity Plus 91 and 93 Variable Annuity

(the “Prospectuses”)

Issued By

Commonwealth Annuity and Life Insurance Company

through its
Separate Account VA-K

Goldman Sachs VIT Global Trends Allocation Fund

Effective after the close of business on December 31, 2021, the Goldman Sachs VIT Global Trends Allocation Fund will be renamed to the Goldman Sachs VIT Trend Driven Allocation Fund.

Accordingly, effective at the close of business on December 31, 2021, all references in the Prospectuses to Goldman Sachs VIT Global Trends Allocation Fund are deleted and replaced with Goldman Sachs VIT Trend Driven Allocation Fund.

This Supplement Should Be Retained for Future Reference.